UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2009

Standard Parking Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50796	16-1171179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 N. Michigan Avenue, Suite 1600 Chicago, Illinois	60611
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (312) 274-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 25, 2009, the Registrant issued a press release announcing the record date and date and time of its 2009 annual stockholders meeting. A copy of this press release is furnished with this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits

99.1     Press Release, dated June 25, 2009, announcing the record date and date and time of its 2009 annual stockholders meeting.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Standard Parking Corporation
Date: June 25, 2009	/s/ DANIEL R. MEYER Daniel R. Meyer Senior Vice President

        INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION OF EXHIBIT

99.1	Press Release, dated June 25, 2009, announcing the record date and date and time of Registrant's 2009 annual stockholders meeting.